Exhibit 10.2

Execution Version

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of June 1, 2015, among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation (“Parent”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”; Parent, International Holdco and each of the Subsidiary Guarantors, individually, a “Guarantor Party” and, collectively, the “Guarantor Parties”), the LENDERS (defined below) party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

A.           Borrower, the Administrative Agent and certain lenders (together with their respective successors and assigns, the “Lenders”) are parties to that certain Credit Agreement dated as of July 25, 2013, as amended by that certain First Amendment to Credit Agreement dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of December 20, 2013, that certain letter agreement regarding updated schedules dated as of January 15, 2014, that certain Omnibus Amendment to Loan Documents dated as of March 26, 2014, that certain letter agreement regarding updated schedules dated as of April 17, 2014, that certain Third Amendment to Credit Agreement dated as of June 24, 2014, that certain letter agreement regarding updated schedules dated as of June 24, 2014, that certain Fourth Amendment to Credit Agreement dated as of July 29, 2014, that certain letter agreement regarding updated schedules dated as of July 30, 2014, that certain letter agreement regarding updated schedules dated as of August 25, 2014, that certain Fifth Amendment to Credit Agreement dated as of October 16, 2014, that certain letter agreement regarding updated schedules dated as of October 22, 2014, that certain letter agreement regarding updated schedules dated as of December 12, 2014, that certain Sixth Amendment to Credit Agreement dated as of December 16, 2014, that certain letter agreement regarding updated schedules dated as of January 16, 2015, that certain letter agreement regarding updated schedules dated as of March 19, 2015, and that certain letter agreement regarding updated schedules dated as of April 10, 2015 (as so amended, the “Credit Agreement”; and except as otherwise herein expressly provided, each initially capitalized term used herein has the meaning assigned to such term in the Credit Agreement, as amended by this Agreement).

B.           The Guarantor Parties are party to that certain Guaranty in favor of the Administrative Agent on behalf of the Lenders and the Issuing Bank dated as of July 25, 2013.

C.           The parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendment of Credit Agreement. Effective as of the Effective Date (defined below), the Credit Agreement is hereby amended as follows:

(a)        The definition of “Advisor” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Advisor” means Global Net Lease Advisors, LLC (formerly known as American Realty Capital Global Advisors, LLC), a Delaware limited liability company.”

(b)        The definition of “Borrower” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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““Borrower” means Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership.”

(c)          The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the word “and” immediately preceding sub-clause (b)(viii)(B) with a comma and (ii) inserting a new sub-clause (b)(viii)(C) immediately following sub-clause (b)(viii)(B) as follows:

“and (C) the Tender Offer Transaction and any related transactions, including the listing of Equity Interests of the REIT, the issuance of the Incentive Listing Note and the entry into the Outperformance Agreement,”

(d)          Clause (d) of the definition of “Consolidated Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Restricted Payments (other than Restricted Payments made under the Outperformance Agreement or the Incentive Listing Note) paid in cash with respect to preferred Equity Interests of such Person during such Measuring Period.”

(e)          The second sentence of the definition of “Consolidated Interest Expense” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Consolidated Interest Expense shall exclude (a) interest rate hedge termination payments or receipts, (b) loan prepayment costs, (c) upfront loan fees, (d) interest expense covered by an interest reserve established under a loan facility, (e) any interest expense under any construction loan or construction activity that under GAAP is required to be capitalized, (f) any interest expense in respect of any convertible Indebtedness in excess of the cash coupon on such convertible Indebtedness and (g) any interest expense in respect of the Incentive Listing Note.”

(f)          The definition of “Consolidated Total Debt” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Consolidated Total Debt” means, as of any date of determination, (1) the REIT’s consolidated pro rata share of Indebtedness (excluding intracompany Indebtedness) which includes all GAAP Indebtedness (adjusted to eliminate increases or decreases arising from ASC-805) including recourse and non-recourse mortgage debt, letters of credit, net obligations under uncovered interest rate contracts, contingent obligations to the extent the obligations are binding, unsecured debt, capitalized lease obligations (including ground leases), guarantees of indebtedness (excluding traditional carve-outs relating to non-recourse debt obligations) and subordinated debt, (2) the REIT’s pro rata share of preferred obligations that are structurally senior to the Obligations and (3) the REIT’s Ownership Share of Consolidated Total Debt of its Unconsolidated Joint Ventures (calculated on a basis consistent with clauses (1) and (2) above).”

(g)          The definition of “FFO” set forth in Section 1.01 of the Credit Agreement is hereby deleted in in its entirety and replaced with the following:

““FFO” means “Funds From Operations” as such term is defined by the National Association of Real Estate Investment Trusts as of the Effective Date (or, if approved by the Borrower and the Administrative Agent, as such meaning may be updated from time to time), as adjusted by acquisition and transaction related costs and expenses for acquisitions and transactions that were consummated or unconsummated and impairment of real estate assets for the REIT and its Subsidiaries, plus any interest expense in respect of any convertible Indebtedness in excess of the cash coupon on such convertible Indebtedness, plus any non-cash charges.”

(h)          The following definition of “Gross Proceeds” is hereby added to Section 1.01 of the Credit Agreement:

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““Gross Proceeds” means the aggregate purchase price of all shares of common stock of the REIT sold for the account of the REIT through an offering, without deduction for organization and offering expenses. For the purpose of computing Gross Proceeds, the purchase price of any share of common stock of the REIT for which reduced selling commissions are paid to (i) Realty Capital Securities, LLC, or any successor dealer manager to the REIT or (ii) a broker-dealer (where net proceeds to the REIT are not reduced) shall be deemed to be the full amount of the offering price per share of common stock of the REIT pursuant to the registration statement for such offering without reduction.”

(i)          The following definition of “Incentive Listing Note” is hereby added to Section 1.01 of the Credit Agreement:

““Incentive Listing Note” means the convertible note, in form and substance reasonably satisfactory to the Administrative Agent (it being acknowledged that the draft Incentive Listing Note attached as Exhibit L-1 is reasonably satisfactory to it) to be issued by the Borrower to the Special Limited Partner to redeem the Special Limited Partner’s interest in the Borrower, in an amount equal to (a) fifteen percent (15%) of the amount, if any, by which (i) the sum of (A) the average closing price of the shares of common stock over the thirty (30) consecutive trading days during which the shares of the REIT’s common stock are eligible for trading beginning one hundred eighty (180) days after trading in the shares of common stock first commences or commenced multiplied by the number of shares of the REIT’s common stock outstanding on the day trading first commences or commenced plus (B) the sum of all distributions of money or other property by the REIT to the holders of its common stock, including distributions that may constitute a return of capital for U.S. federal income tax purposes, prior to listing, exceeds (ii) the sum of (Y) the total Gross Proceeds in all public offerings of shares of common stock of the REIT plus (Z) the total amount of cash that, if distributed to the holders of its common stock of the REIT who purchased shares of common stock in any offering, would have provided such holders of its common stock a six percent (6.0%) cumulative, non-compounded, pre-tax annual return (based on a 365-day year) on the Gross Proceeds raised in all such offerings as of the listing, minus (b) the aggregate amount of distributions made to the Special Limited Partner, pursuant to the partnership agreement of the Borrower, from the net proceeds of asset sales prior to the determination of the amount calculated pursuant to clause (a)(i)(A) above. The Incentive Listing Note may be converted into operating partnership units of the Borrower pursuant to the terms thereof and the terms of the Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P., as in effect on the Seventh Amendment Effective Date.”

(j)          The following sentence is hereby added after the last sentence of the definition of “Indebtedness” set forth in Section 1.01 of the Credit Agreement:

“Notwithstanding the foregoing, “Indebtedness” shall not include the Incentive Listing Note.”

(k)          The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby deleted in in its entirety and replaced with the following:

““Loan Documents” means this Agreement (including without limitation, schedules and exhibits thereto), the Notes, the Guaranty, the Letter of Credit documents, the Security Documents, the Subordination Agreement, any letter agreements with respect to fees payable to the Arrangers, the Administrative Agent and/or the Lenders and any agreements entered into in connection therewith, including amendments, modifications or supplements thereto or waivers thereof.”

(l)          The following definition of “Modified Funds From Operations” is hereby added to Section 1.01 of the Credit Agreement:

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““Modified Funds From Operations” means, with respect to any fiscal quarter, the FFO of the REIT and its Subsidiaries for such fiscal quarter, adjusted for the following items, as applicable, included in the determination of GAAP net income for such fiscal quarter (without duplication of any adjustments included in FFO for such quarter): acquisition fees and expenses; amounts relating to amortization of above and below market leases and liabilities (which are adjusted in order to reflect such payments from a GAAP accrual basis to a cash basis of disclosing the rent and lease payments); accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; non-recurring expenses; gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, determined in a manner consistent with the Investment Program Association’s Guideline 2010-01 (it being understood that Modified Funds From Operations shall not include an adjustment for amounts relating to deferred rent receivables), Supplemental Performance Measure for Publicly Registered, Non-Listed REITs: Modified Funds from Operations, or the Practice Guideline, issued in November 2010; and other non-cash charges. Modified Funds from Operations for any period in excess of one fiscal quarter shall be calculated by aggregating the Modified Funds from Operations for all fiscal quarters included in such period.”

(m)          The following definition of “Outperformance Agreement” is hereby added to Section 1.01 of the Credit Agreement:

““Outperformance Agreement” means the 2015 Advisor Multi-Year Outperformance Agreement, to be entered into among the REIT, the Borrower and the Advisor and in form and substance substantially consistent with the draft Outperformance Agreement attached as Exhibit L-2, as amended or otherwise modified from time to time.”

(n)          Clause (a) of the definition of “Permitted Transfer” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)          any direct or indirect Disposition of Equity Interests in the REIT or the Borrower so long as no Change in Control occurs;”

(o)          The definition of “REIT” set forth in Section 1.01 of the Credit Agreement is hereby deleted in in its entirety and replaced with the following:

““REIT” means Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation.”

(p)          The following definition of “Seventh Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement:

““Seventh Amendment Effective Date” means May [●], 2015.”

(q)          The definition of “Special Limited Partner” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Special Limited Partner” means Global Net Lease Special Limited Partner, LLC (formerly known as American Realty Capital Global Special Limited Partnership, LLC), a Delaware limited liability company.”

(r)          The following definition of “Subordination Agreement” is hereby added to Section 1.01 of the Credit Agreement:

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““Subordination Agreement” means that certain Subordination Agreement, to be entered into among the Borrower, the Special Limited Partner and the Administrative Agent (on behalf of the Lenders) and in the form and substance of Exhibit L-3, as amended or otherwise modified from time to time.”

(s)          The following definition of “Tender Offer Transaction” is hereby added to Section 1.01 of the Credit Agreement:

““Tender Offer Transaction” shall have the meaning assigned to such term in Section 5.08.”

(t)          The definition of “Total Funded Debt” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Total Funded Debt” means, as of any date, Consolidated Total Debt excluding deferred income taxes, security deposits, accounts payable and accrued liabilities, and any prepaid rents, in each case determined in accordance with GAAP.”

(u)          Section 3.21 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 3.21 Executive Offices; Places of Organization. As of the Seventh Amendment Effective Date, the principal offices, chief executive offices and principal places of business of the REIT and the Borrower are located at c/o American Realty Capital, 405 Park Avenue, 14th Floor, New York, New York 10022.”

(v)         Section 5.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 5.08 Use of Proceeds. The proceeds of the Loans will be used only (a) to purchase or lease Real Property or other assets pursuant to investment guidelines of the REIT, (b) for operating expenses, capital improvements, equity investments, acquisitions, repayments of indebtedness, working capital and debt service for the Loan Parties and their subsidiaries and (c) for other general corporate purposes (including for the purpose of any tender offer in conjunction with listing Equity Interests of the REIT on a nationally listed exchange (the “Tender Offer Transaction”) and for the repurchase of any Equity Interests of the Borrower in conjunction with such tender offer). No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Letters of Credit will be issued only to support payment and performance obligations of the Borrower and the Subsidiaries incurred in the ordinary course of business.”

(w)         The last sentence of section 5.15(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Each Subordinated Creditor agrees to make no claim for, or receive payment with respect to, such Subordinated Debt until all Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) and the obligations under the Guaranty have been fully discharged in cash, unless at the time of such claim or payment (i) no Default and no Event of Default has occurred and is continuing and (ii) the Borrower and the REIT will remain in pro forma compliance with the covenants set forth in Section 6.07 immediately after giving effect to any such payment.”

(x)          Section 6.06(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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“(a)          in respect of (i) the fiscal year of the Borrower ending December 31, 2013, any Restricted Payment in the form of cash and (ii) each fiscal year of the Borrower thereafter, any Restricted Payment in the form of cash to the extent all Restricted Payments in the form of cash in any such fiscal year and made pursuant to this clause (a)(ii) do not exceed 95% of the aggregate amount of Modified Funds From Operations of the REIT and its Subsidiaries for such fiscal year;”

(y)          Section 6.06(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c)          Restricted Payments to its equity owners pursuant to Section 5.02 of the Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P., as of the Seventh Amendment Effective Date;”

(z)          Section 6.06(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i)            the REIT, the Borrower and each other Loan Party may make Restricted Payments in connection with (i) the implementation of or pursuant to any retirement, health, stock option and other benefit plans, bonus plans, performance-based incentive plans, and other similar forms of compensation for the benefit of the directors, officers and employees of the REIT, the Borrower or such other Loan Party and (ii) the implementation of, or pursuant to, the Outperformance Agreement;”

(aa)         The word “and” following the semicolon at the end of Section 6.06(k) of the Credit Agreement is hereby deleted.

(bb)         The period at the end of Section 6.06(l) of the Credit Agreement is hereby deleted and replaced with a semicolon.

(cc)         The following is hereby added to the Credit Agreement as new Sections 6.06(m) and (n) thereof:

“(m)           the Borrower and the REIT may consummate the Tender Offer Transaction, and make Restricted Payments to fund the consideration therefor; and

(n)            for the avoidance of doubt, to the extent constituting a Restricted Payment, Borrower may make payments of the Incentive Listing Note to the extent not in contravention of the Subordination Agreement, including, without limitation, (x) the conversion thereof into operating partnership units pursuant to the terms thereof and the terms of the Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P., as of the Seventh Amendment Effective Date and (y) the transfer of such operating partnership units from the Special Limited Partner to its executive officers and employees and to the holders of Equity Interests of AR Capital, LLC, or their respective successors, assigns, heirs or estates.”

(dd)         Section 6.07(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c)           Minimum Consolidated Tangible Net Worth. The Consolidated Tangible Net Worth shall not be less than the sum of (i) $30,856,000 plus (ii) an amount equal to eighty-five percent (85%) of the aggregate amount of any net cash proceeds of any Equity Issuances received by the REIT or the Borrower after the Effective Date (other than proceeds received within ninety (90) days after the redemption, retirement or repurchase of ownership or equity interests in the Borrower or the REIT, up to the amount paid by the Borrower or the REIT in connection with such redemption, retirement or repurchase, where, for the avoidance of doubt, the net effect is that the Consolidated Tangible Net Worth shall not have increased as a result of any such proceeds); provided, however, if the Tender Offer Transaction is consummated, then from and after the date the Tender Offer Transaction is consummated, the Consolidated Tangible Net Worth shall not be less than the sum of (x) $1,250,000,000 plus (y) an amount equal to eighty-five percent (85%) of the aggregate amount of any net cash proceeds of any Equity Issuances received by the REIT or the Borrower after the date the Tender Offer Transaction is consummated (other than proceeds received within ninety (90) days after the redemption, retirement or repurchase of ownership or equity interests in the Borrower or the REIT, up to the amount paid by the Borrower or the REIT in connection with such redemption, retirement or repurchase, where, for the avoidance of doubt, the net effect is that the Consolidated Tangible Net Worth shall not have increased as a result of any such proceeds).”

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(ee)         The word “and” following the semicolon at the end of Section 6.08(f) of the Credit Agreement is hereby deleted.

(ff)         The period at the end of Section 6.08(g) of the Credit Agreement is hereby deleted and replaced with a semicolon.

(gg)         The following is hereby added to the Credit Agreement as new Sections 6.08(h) and (i) thereof:

“(h)          subject to the execution and delivery of the Subordination Agreement, the issuance of the Incentive Listing Note and the performance of the obligations thereunder; and

(i)             the entry into the Outperformance Agreement and the performance of the obligations thereunder.”

(hh)         The following is hereby added to the Credit Agreement as new Section 6.23 thereof:

“SECTION 6.23 Incentive Listing Note. The Incentive Listing Note shall not be (a) modified, amended or waived in any respect without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed (it being acknowledged that any failure to consent to any modification, amendment or waiver to the Incentive Listing Note that would increase the Borrower’s payment obligations thereunder or waive a condition to payment shall not be unreasonable) or (b) except as permitted in accordance with Section 6.06 and to the extent not in contravention of the Subordination Agreement, paid, prepaid, amortized, purchased, retired, redeemed or otherwise acquired without the prior written consent of the Administrative Agent, which may be withheld by the Administrative Agent in its sole and absolute discretion.”

(ii)         The word “or” following the semicolon at the end of subparagraph (r) under Article VII of the Credit Agreement is hereby deleted.

(jj)         The word “or” is hereby added following the semicolon at the end of subparagraph (s) under Article VII of the Credit Agreement.

(kk)         The following is hereby added to the Credit Agreement as new subparagraph (t) under Article VII thereof:

“(t)            any default, material misrepresentation or breach of warranty in the Subordination Agreement by the Borrower or the Special Limited Partner;”

(ll)         Exhibits L-1, L-2 and L-3 attached hereto are hereby added and attached to the Credit Agreement as Exhibits L-1, L-2 and L-3 thereto.

Section 2.          Amendments to Organizational Documents.

(a)          The Administrative Agent (on behalf of the Lenders) hereby (x) acknowledges the REIT changing its name from American Realty Capital Global Trust, Inc. to Global Net Lease, Inc., and (y) consents to the amendment to the REIT’s Organizational Documents attached hereto as Annex A.

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(b)          The Administrative Agent (on behalf of the Lenders) hereby (x) acknowledges the Borrower changing its name from American Realty Capital Global Operating Partnership, L.P., to Global Net Lease Operating Partnership, L.P., and (y) agrees than an amendment to the Borrower’s Organizational Documents that does not materially deviate in form and substance from the draft amendment attached hereto as Annex B is not materially adverse to and has no substantive effect on the rights or interests of the Lenders or the Issuing Bank in conjunction with the Loans or Letters of Credit or under the Loan Documents.

Section 3.          Amendment to Advisory Agreement. The Administrative Agent (on behalf of the Lenders) hereby agrees that an amendment to the advisory agreement between Parent, Borrower and the Advisor that does not materially deviate in form and substance from the draft amended and restated agreement attached hereto as Annex C is not materially adverse to the interests of the Administrative Agent or any Lender.

Section 4.          Effective Date. The “Effective Date” shall be the date on which all of the following have been satisfied:

(a)          the Administrative Agent shall have received signed counterparts of this Agreement from (i) Borrower and the Guarantor Parties and (ii) Lenders constituting Required Lenders;

(b)          the Administrative Agent shall have received evidence reasonably satisfactory to it that amended and restated articles of incorporation for the REIT, reflecting the change in the REIT’s name from American Realty Capital Global Trust, Inc. to Global Net Lease, Inc. have been filed with the appropriate office of the State of Maryland; and

(c)          the Administrative Agent shall have received evidence reasonably satisfactory to it that an amended and restated certificate of limited partnership for the Borrower, reflecting the change in the Borrower’s name from American Realty Capital Global Operating Partnership, L.P. to Global Net Lease Operating Partnership, L.P. has been filed with the appropriate office of the State of Delaware;

(d)          the Administrative Agent shall have received evidence reasonably satisfactory to it that a UCC-1 Financing Statement Amendment made by Borrower, as debtor, in favor of Administrative Agent, as secured party, reflecting the change in the Borrower’s name from American Realty Capital Global Operating Partnership, L.P. to Global Net Lease Operating Partnership, L.P. has been filed with the appropriate office of the State of Delaware; and

(e)          the Administrative Agent shall have been paid all reasonable out-of-pocket expenses, including reasonable legal fees for the Administrative Agent’s outside counsel, due to it pursuant to the transaction contemplated herein and all reasonable outstanding out-of-pocket fees and expenses, if any, that have been invoiced to Borrower to date.

Section 5.          Borrower’s Representations. Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)          each of the representations and warranties of Borrower contained or incorporated in the Credit Agreement, as amended by this Agreement, or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b)          as of the date hereof and immediately after giving effect to this Agreement, no Default and no Event of Default has occurred and is continuing;

(c)          Borrower’s execution and delivery of this Agreement, and the performance of its obligations under this Agreement, are within the limited partnership powers of Borrower and have been duly authorized by all necessary limited partnership action under Borrower’s Organizational Documents, and this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

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(d)          Borrower’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (ii) does not violate any Applicable Law or regulation or the Organizational Documents of Borrower or any order of any Governmental Authority and (iii) does not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower or any of its assets.

Section 6.          Guarantor Parties’ Representations. Each Guarantor Party hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)          each of the representations and warranties of such Guarantor Party contained or incorporated in the Guaranty or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b)          as of the date hereof and immediately after giving effect to this Agreement, such Guarantor Party is in compliance with its obligations under the Guaranty and each of the other Loan Documents to which it is a party;

(c)          such Guarantor Party’s execution and delivery of this Agreement, and the performance of its obligations under this Agreement, are within the corporate, partnership or limited liability company powers, as applicable, of such Guarantor Party and have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, under such Guarantor Party’s Organizational Documents, and this Agreement has been duly executed and delivered by such Guarantor Party and constitutes, a legal, valid and binding obligation of such Guarantor Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)          such Guarantor Party’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (ii) does not violate any Applicable Law or regulation or the Organizational Documents of such Guarantor Party or any order of any Governmental Authority and (iii) does not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor Party or any of its assets.

Section 7.          Ratifications.

(a)          Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Credit Agreement (as amended hereby) and the other Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

(b)          Each Guarantor Party hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Guaranty and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Guaranty and the other Loan Documents and all of its obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

Section 8.          Miscellaneous.

(a)          GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)          Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the party hereto against whom enforcement of such waiver, modification or amendment is sought (provided that, subject to the terms of the Credit Agreement, the Administrative Agent may execute any such waiver, modification or amendment on behalf of the Lenders). Any such waiver, modification or amendment shall be binding upon Borrower, the Guarantors, the Administrative Agent and the Lenders.

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(c)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Guarantor Parties, the Administrative Agent and the Lenders.

(d)          Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(e)          Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be effective as manual delivery of an executed counterpart hereof.

(f)          Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
	Name:	Patrick Goulding
	Title:	Chief Financial Officer

PARENT:

Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation

By:	/s/ Patrick Goulding
	Name:	Patrick Goulding
	Title:	Chief Financial Officer

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
	Name:	Patrick Goulding
	Title:	Chief Financial Officer

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SUBSIDIARY GUARANTORS:

ARC KSFTWPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC PPHHTKY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC CWARANE001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC CWGRDMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC CWRVTIL001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC CWSALKS001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC CWUVLOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC CWVININ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC CWWPKMN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC WWHWCMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GEGRDMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GSFRNTN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC TFDPTIA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC NOWILND001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GSDVRDE001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC GSGTNPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GSMSSTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GSDALTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC GSIFLMN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC NOPLNTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC NNMFBTN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC DRINDIN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC VALWDCO001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC LPSBDIN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC GBLMESA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC NSSNJCA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC FEAMOTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC FECPEMA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC FESANTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC SZPTNNJ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC WNBRNMO001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC VCLIVMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC ATSNTTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC PNEREPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC PNSCRPA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC CTFTMSC001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC TFKMZMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC SWWSVOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC MKMDNNJ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC FD73SLB001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GRRALNC001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GRMSAAZ001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC GRLBKTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GRLOUKY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC WMWSLNC001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ARC SANPLFL001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC DG40PCK001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC FEWTRNY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

[signatures continue on following pages]

ARC FEBHMNY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC FEWNAMN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC FSMCHIL001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

[signatures continue on following pages]

ARC SLSTCCA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC AMWCHKS001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC FEBILMA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

[signatures continue on following pages]

ARC DINCNOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC WIODSTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC CJHSNTX002, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

[signatures continue on following pages]

ARC FESALUT001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC MPSTLMO001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC KUSTHMI001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

[signatures continue on following pages]

ARC FELEXKY001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC GECINOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC DNDUBOH001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

[signatures continue on following pages]

ARC FELKCLA001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC FD34PCK001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC SPHRSNJ001 Urban Renewal Entity, LLC, a New Jersey limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

[signatures continue on following pages]

ARC CJHSNTX001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

ARC OGHDGMD001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By:	/s/ Patrick Goulding
Name: Patrick Goulding
Title: Chief Financial Officer

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ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
	Name:	Rita Lai
	Title:	Senior Credit Banker

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
	Name:	Rita Lai
	Title:	Senior Credit Banker

[signatures continue on following pages]

REGIONS BANK

By:	/s/ Michael R. Mellott
	Name:	Michael R. Mellott
	Title:	Director

[signatures continue on following pages]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

[signatures continue on following pages]

COMERICA BANK

By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

[signatures continue on following pages]

BARCLAYS BANK PLC

By:	/s/ Christine Aharonian
	Name:	Christine Aharonian
	Title:	Vice President

[signatures continue on following pages]

EXHIBIT L-1 – FORM OF INCENTIVE LISTING NOTE

[see attached]

EXHIBIT L-2 – FORM OF OUTPERFORMANCE AGREEMENT

[see attached]

EXHIBIT L-3 – FORM OF SUBORDINATION AGREEMENT

[see attached]

ANNEX A – AMENDMENTS TO THE REIT’S ORGANIZATIONAL DOCUMENTS

[see attached]

ANNEX B – FORM OF AMENDMENT TO THE BORROWER’S ORGANIZATIONAL DOCUMENTS

[see attached]

ANNEX C – FORM OF ADVISORY AGREEMENT AMENDMENT

[see attached]